SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 5, 1999


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                   0-25812                16-1353600
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(State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)          File Number)          Identification No.)


        510 Huntmar Park Drive, Herndon, Virginia                20170
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (703) 904-4100



          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         As of November 5, 1999, PSINet Inc. further amended its Shareholder Rights Agreement, dated as of May 8, 1996, as amended (the "Rights Agreement"), between PSINet and First Chicago Trust Company of New York, as Rights Agent. The amendment to the Rights Agreement provides for (1) the increase of the Purchase Price of the Rights under the Rights Agreement to $275.00 and (2) the extension of the Final Expiration Date of the Rights under the Rights Agreement to November 5, 2009.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         99.1 Press Release dated November 5, 1999 announcing PSINet's amendment of Shareholder Rights Plan.

         99.2 Amendment No. 3, dated as of November 5, 1999, to Rights Agreement, dated as of May 8, 1996, between PSINet Inc. and First Chicago Trust Company of New York, as Rights Agent.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        November 5, 1999            PSINET INC.


                                          By:  /s/ Kathleen B. Horne
                                               Kathleen B. Horne
                                               Senior Vice President and
                                                 General Counsel


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



                                  EXHIBIT INDEX

Exhibit                                               Sequentially
Number                      Exhibit                   Numbered Page
---------                   -------                   --------------

99.1        Press Release dated November 5, 1999      5
            announcing PSINet's amendment of
            Shareholder Rights Plan.

99.2        Amendment No. 3 to Rights Agreement,      Incorporated by reference
            dated as of November 5, 1999              from Exhibit 4 to PSINet's
            between PSINet Inc. and First             Registration Statement on
            Chicago Trust Company of New York.        Form 8-A/A filed on
                                                      November 5, 1999.


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